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                                AMENDMENT NO. 1
                                     TO THE
                              MICHAELS STORES, INC.
                          EMPLOYEES STOCK PURCHASE PLAN


       This Amendment to the Michaels Stores, Inc. Employees Stock Purchase Plan (the "Plan") is made and entered into as of February 25, 1997. All capitalized terms used herein that are not otherwise defined shall have the meaning set forth in the Plan.

                                   WITNESSETH:

       WHEREAS, the Plan was made and adopted effective as of May 1, 1992; and

       WHEREAS, the Board of Directors of Michaels Stores, Inc. (the "Company") has deemed it to be in the best interest of the Company and its stockholders to amend the Plan in the manner set forth below; and

       WHEREAS, pursuant to Section 18 of the Plan the Plan may be amended with respect to the amendment set forth below by the Board of Directors of the Company;

       NOW, THEREFORE, in accordance with the terms of the Plan, the Plan is hereby amended as follows:

       1. Section 19 of the Plan is hereby amended in its entirety to read as follows:

       19. TERMINATION OF THE PLAN. The Plan and all rights of employees under any offering hereunder shall terminate:

            (a) On the day that participating employees become entitled to purchase a number of shares equal to or greater than the number of shares remaining available for purchase under the Plan; or

            (b) at any time, at the discretion of the Board of Directors.

        If on the day the Plan terminates participating employees are entitled to purchase a number of shares greater than the number of shares remaining available for purchase under the Plan, the available shares shall be allocated by the Committee among such participating employees in such manner as it deems fair. Upon termination of the Plan, all amounts in the accounts of participating employees shall be carried forward into the employee's payroll deduction account under a successor plan, if any, or promptly refunded.

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       IN WITNESS WHEREOF, the Company has executed this Amendment No. 1 to the Michaels Stores, Inc. Employee Stock Purchase Plan as of the day and year first set forth above.

                              MICHAELS STORES, INC.



                              By:
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                              Name:
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                              Title:
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